Fourth Quarter and Fiscal 2023 Financial Results Diodes Incorporated (DIOD) Plano, TX, USA February 6, 2024 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the first quarter of 2024, we expect revenue to be approximately $305 million plus or minus 3 percent; we expect GAAP gross margin to be 34.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 28.7 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest income to be approximately $2.0 million; we expect our income tax rate to be 18.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 46.5 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense,; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 6, 2024 titled, “Diodes Incorporated Reports Fourth Quarter and Fiscal 2023 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality (analog, discrete, logic and mixed signal) semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets DIOD Stock Symbol 65 Years in business 32 Consecutive years of profitability 32 Number of locations worldwide ~8600 Number of employees 1.7Bn Annual Revenue 2023 >42Bn Number of units shipped in 2023 >28K Number of products (SKU) shipped in 2023 >50 Number of distributors >50K Number of customers 46% of 2023 product revenue from Automotive/Industrial

Longer Term $B Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025 Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B by 2025

Targeted Market Segment Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls, and AIoT Consumer IoT: wearables, home automation, smart infrastructure Communications Smart phones, 5G networks, advanced protocols, and charging solutions Computing Cloud computing: server, AI server, storage, data centers ~60% of revenue ~40% of revenue (54% for FY2023) (46% for FY2023)

Profitability Growth Track record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 12% (2005 – 2023) CAGR: 13% (2005 - 2023)

Gross Margins and EPS Gross Margins (%) Non-GAAP EPS ($) CAGR: 22% (2012 - 2023)

Fiscal Year 2023 Financials Revenue -  $1.7 billion; compared to $2.0 billion in 2022 GAAP gross profit - $658.2 million; compared to $827.2 million in the prior year GAAP gross profit margin - 39.6%; percent from 41.3 percent in 2022 GAAP net income – $227.2 million, compared to the $331.3 million last year GAAP EPS – $4.91 per diluted share, compared to $7.20 per diluted share in 2022 Non-GAAP adjusted net income - $222.8 million, compared to $339.0 million in 2022 Non-GAAP EPS – $4.81 per diluted share, compared to $7.36 per diluted share in 2022 EBITDA – $404.2 million, or 24.3 percent of revenue Cash flow - $280.9 million from operations Free cash flow - $130.1 million, including $150.8 million of capital expenditures Net cash flow - negative $22.6 million, which includes net pay-down of $124.3 million of total debt

FY2023 Highlights Total debt ~$62 million Automotive and Industrial totaled 46% of product revenue, exceeding 2025 target of 40% Automotive revenue 19% of product revenue $329 million in cash and cash equivalents* Seven consecutive quarters of automotive and industrial product revenue above our target model of 40 percent * Cash and cash equivalents, restricted cash and short-term investments

Revenue Profile for 2023 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Pacific Europe Americas

4QFY23 Performance $322.7M -20% Q-Q Revenue $112.5M GAAP Gross Profit -28% Q-Q 34.9% - 360 bps Q-Q GAAP Gross Margin $0.51 -55% Q-Q Non-GAAP EPS $23.4M -55% Q-Q Non-GAAP Net Income $58.4M EBITDA 18.1% of Revenue $38.4M Cash Flow from Ops $329M/$62M Strong Balance Sheet Cash*/Debt 11.9% of Revenue * Cash and cash equivalents, restricted cash and short-term investments

Revenue Profile for Fourth Quarter 2023 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region 65% 35% By Region Asia Pacific Europe Americas 78% 14% 8% 19% 15% 25% 23% 18%

Quarterly Performance Quarterly Gross Profit ($ Millions) Quarterly Revenue ($ Millions)

Income Statement – Fourth Quarter 2023 ($ in millions, except EPS) 4Q22 3Q23 4Q23 Net sales 496.2 404.6 322.7 Gross profit (GAAP) 206.2 155.9 112.5 Gross profit margin % (GAAP) 41.6% 38.5% 34.9% Net income (GAAP) 92.1 48.7 25.3 Net income (non-GAAP) 79.6 52.5 23.4 Diluted EPS (non-GAAP) 1.73 1.13 0.51 Cash flow from operations 102.9 50.1 38.4 EBITDA (non-GAAP) 129.6 90.6 58.4

Balance Sheet ($ in millions) Dec 31, 2021 Dec 31, 2022 Dec 31, 2023 Cash* 373 348 329 Inventory 349 360 390 Current Assets 1,188 1,162 1,187 Total Assets 2,194 2,288 2,368 Total Debt 301 185 62 Total Liabilities 892 705 558 Total Equity 1,303 1,583 1,810 * Cash and cash equivalents, restricted cash and short-term investments

Revenue to be ~$305 million, +/- 3.0% GAAP gross margin of 34.0%, +/- 1% Non-GAAP operating expenses 28.7% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest income of ~$2.0 million Income tax rate to be 18%, +/- 3% Shares used to calculate diluted EPS approximately 46.5 million Amortization of $3.1 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on February 6, 2024 First Quarter 2024 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, analog, and power discrete products Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications

Reconciliation of Net Income to Adjusted Net Income For the three months ended December 31, 2023 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP net income was approximately $5.9 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.13 per share.

GAAP to Non-GAAP Reconciliation For the three months ended December 31, 2022 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $7.6 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.16 per share.

Reconciliation of Net Income to Adjusted Net Income For the twelve months ended December 31, 2023 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $24.4 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.53 per share.

GAAP to Non-GAAP Reconciliation For the twelve months ended December 31, 2022 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $28.7 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.62 per share. .